                               EXHIBIT 24.1

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.

April 21, 1997                     /S/ RICHARD L. ANTONINI
                                   Richard L. Antonini
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ JOHN M. BISSELL
                                   John M. Bissell
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ JOHN D. BOYLES
                                   John D. Boyles
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ WILLIAM P. CRAWFORD
                                   William P. Crawford
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ RICHARD M. DEVOS, JR.
                                   Richard M. DeVos, Jr.
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 23, 1997                     /S/ WILLIAM G. GONZALEZ
                                   William G. Gonzalez
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ JAMES P. HACKETT, SR.
                                   James P. Hackett, Sr.
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ ERINA HANKA
                                   Erina Hanka
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ EARL D. HOLTON
                                   Earl D. Holton
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ ROBERT L. HOOKER
                                   Robert L. Hooker
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ FRED P. KELLER
                                   Fred P. Keller
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ JOHN P. KELLER
                                   John P. Keller
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ HENDRIK G. MEIJER
                                   Hendrik G. Meijer
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ WILLIAM U. PARFET
                                   William U. Parfet
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ PERCY A. PIERRE
                                   Percy A. Pierre
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ PATRICK M. QUINN
                                   Patrick M. Quinn
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ ROBERT L. SADLER
                                   Robert L. Sadler
                                   Vice Chairman of the Board and Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ MARILYN J. SCHLACK
                                   Marilyn J. Schlack
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ PETER F. SECCHIA
                                   Peter F. Secchia
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ MARGARET SELLERS WALKER
                                   Margaret Sellers Walker
                                   Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ B.P. SHERWOOD, III
                                   B.P. Sherwood, III
                                   Vice Chairman of the Board and Treasurer
                                   and Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation (the "Company"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of Old Kent Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration, dated as of January 31, 1997, among the Company, Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and (c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ DAVID J. WAGNER
                                   David J. Wagner
                                   Chairman, President, Chief Executive
                                   Officer and Director

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a Regular Trustee of Old Kent Capital Trust I (the "Trust"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of the Trust, which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration of Trust, dated as of January 31, 1997, among Old Kent Financial Corporation (the "Company"), Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and
(c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ ALBERT T. POTAS
                                   Albert T. Potas
                                   Regular Trustee

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a Regular Trustee of Old Kent Capital Trust I (the "Trust"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of the Trust, which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration of Trust, dated as of January 31, 1997, among Old Kent Financial Corporation (the "Company"), Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and
(c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ THOMAS E. POWELL
                                   Thomas E. Powell
                                   Regular Trustee

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a Regular Trustee of Old Kent Capital Trust I (the "Trust"), does hereby appoint DAVID J. WAGNER, B.P. SHERWOOD, III., ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, a Registration Statement on Form S-4, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $100,000,000 in aggregate liquidation amount of Floating Rate Subordinated Capital Income Securities ("Capital Securities") of the Trust, which will be issued in exchange for the Floating Rate Subordinated Capital Income Securities issued pursuant to the Declaration of Trust, dated as of January 31, 1997, among Old Kent Financial Corporation (the "Company"), Bankers Trust Company, as Property Trustee, Bankers Trust Company (Delaware), as Delaware Trustee, and the Regular Trustees named therein, (b) up to $100,000,000 in aggregate principal amount of the Company's Floating Rate Junior Subordinated Debentures (the "Subordinated Debentures"), which will be issued in exchange for the Floating Rate Junior Subordinated Debentures issued by the Company pursuant to the Indenture, dated as of January 31, 1997, from the Company to Bankers Trust Company, as indenture trustee and
(c) the Company's Guarantee, which will be issued in exchange for the Guarantee issued by the Company pursuant to the Guarantee Agreement, dated as of January 31, 1997, between the Company and Bankers Trust Company, as guarantee trustee;

     2. To file or cause to be filed any such Registration Statement with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as a Regular Trustee of the Trust, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


April 21, 1997                     /S/ MARY E. TUUK
                                   Mary E. Tuuk
                                   Regular Trustee